SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                              Concorde Funds, Inc.
                (Name of Registrant as Specified in its Charter)
           __________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:_______

     2)   Aggregate number of securities to which transaction applies:__________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________

     4)   Proposed maximum aggregate value of transaction: $_____________

     5)   Total fee paid: $_____________

[ ] Fee paid previously with preliminary materials: $_____________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by Registration Statement Number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: $_____________

     2)   Form, Schedule or Registration Statement No.: _____________

     3)   Filing Party: _____________

     4)   Date Filed: _____________ ___, 200__

Notice of Special Meeting of Shareholders of Concorde Funds, Inc. to be Held March 14, 2003

To Shareholders of Concorde Funds, Inc.:

     We invite you to attend a Special Meeting of Shareholders of Concorde Value Fund (the "Fund"), a series of Concorde Funds, Inc., a Texas corporation registered under the Investment Company Act of 1940 (the "Company"), on Friday, March 14, 2003 at 3:00 p.m., local time, at Concorde Financial Corporation, 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240. As we describe in the accompanying Proxy Statement, the shareholders will vote on the following proposals:

     1. a proposal to approve a new investment advisory agreement between the Fund and Value Line, Inc., a New York corporation, ("Value Line");

     2. a proposal to approve a sub-advisory agreement between the Fund, Value Line, and Concorde Financial Corporation, a Texas corporation ("Concorde");

     3. a proposal to elect eight Directors to the Company's Board of Directors;

     4.   a proposal to approve a service and distribution plan for the Fund;

     5. a proposal to approve a change in the Fund's state of incorporation from Texas to Maryland pursuant to an Agreement and Plan of Reorganization under which all of the Fund's assets and liabilities will be transferred to Value Line Value Fund, Inc., a Maryland corporation and presently a shell corporation, in exchange for shares of Value Line Value Fund, Inc., which shares will be distributed to the shareholders of the Fund in connection with the Fund's liquidation; and

     6. to consider and act upon such other business as may properly come before the Special Meeting.

     We have enclosed a proxy card with this Proxy Statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the Special Meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the Special Meeting, you can revoke your proxy and vote your shares in person if you choose.

     We look forward to seeing you at the Special Meeting.

                               CONCORDE FUNDS, INC.


                               Gary B. Wood, Ph.D.
                               President
Dallas, Texas
January   , 2003

                           FREQUENTLY ASKED QUESTIONS

Q:   Why have I received this Proxy Statement?

     The Company's Board of Directors has sent you this Proxy Statement, starting around January , 2003, to ask for your vote as a shareholder of the Company.

Q:   What am I voting on?

     You will vote on the following proposals:

      Proposal No.                               Description
      ------------                               -----------

          1 Approval of a new investment advisory agreement between the Fund and Value Line.

          2 Approval of a sub-advisory agreement between the Fund, Value Line and Concorde.

          3 Election of eight Directors to the Company's Board of Directors.

          4         Approval of a service and distribution plan for the Fund.

          5 Approval of a change in the Fund's state of incorporation from Texas to Maryland pursuant to an Agreement and Plan of Reorganization ("Reorganization Agreement") under which all of the Fund's assets and liabilities will be transferred to Value Line Value Fund, Inc., a Maryland corporation and presently a shell corporation, in exchange for shares of Value Line Value Fund, Inc., which shares will be distributed to the shareholders of the Fund in connection with the Fund's liquidation.

     The Company's Board of Directors is not aware of any other matter which will be presented to you at the Special Meeting.

Q:   Who is entitled to vote?

     If you owned shares of the Fund as of the close of business on the record date, January 31, 2003, then you are entitled to vote. You will be entitled to vote one vote per share for each share you own on the record date.

Q:   Do I need to attend the Special Meeting in order to vote?

     No. You can vote either in person at the Special Meeting or by completing and mailing the enclosed proxy card.

Q:   How will proxies be solicited?

     The Company will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegram, e-mail and personally. The Company will not pay these officers and employees specifically for soliciting proxies. Concorde and Value Line each will bear one-half of the cost of soliciting proxies, including preparing, printing, assembling and mailing the proxy material, up to $60,000. Any proxy solicitation costs in excess of $60,000 will be borne by Concorde.

Q:   How many shares of the Fund's stock are entitled to vote?

     As of the record date, _____________ shares of the Fund were entitled to vote at the Special Meeting.

Q:   What happens if the Special Meeting is adjourned?

     The Special Meeting could be adjourned if a quorum does not exist. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:   What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. A majority of the votes of the shares of the Fund entitled to be cast represent a quorum. As a result, holders of ___________ shares of the Fund must be present in person or represented by proxy at the Special Meeting to constitute a quorum.

Q:   What happens if I sign and return my proxy card but do not mark my vote?

     Gary B. Wood, Ph.D. and John A. Stetter, as proxies, will vote your shares to approve a new investment advisory agreement, to approve a new sub-advisory agreement, to elect eight nominees to the Company's Board of Directors, to approve a service and distribution plan and to approve a change in the Fund's state of incorporation from Texas to Maryland pursuant to the Reorganization Agreement.

Q:   May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Company in writing (by subsequent proxy or otherwise). Your presence at the Special Meeting does not itself revoke your proxy.

Q:   Who will count the votes?

     Concorde will count the votes and act as inspector of elections.

Q:   How can I obtain a copy of the annual report?

     You may request a copy of the Company's latest annual report by writing to its principal executive office at 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, Attention: Corporate Secretary, or by calling U.S. Bancorp Mutual Fund Services, LLC at 1-800-922-0224. These copies will be furnished by the Company free of charge.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

                             Ownership of Management
                             -----------------------

     The following table sets forth certain information regarding beneficial ownership of shares of the Fund as of December 31, 2002 by: (a) each named executive officer, Director and nominee, and (b) all of the named executive officers, Directors and nominees as a group:

                                    Number of Shares
  Name of Beneficial Owner         Beneficially Owned      Percentage Ownership
  ------------------------         ------------------      --------------------

Gary B. Wood, Ph.D (1)                   29,135                    3.1%

John R. Bradford(1)                         0                       *

John H. Wilson(1)                           0                       *

Jean B. Buttner(2)                          0                       *

John W. Chandler(2)                         0                       *

Frances T. Newton(2)                        0                       *

Francis C. Oakley(2)                        0                       *

David H. Porter(2)                          0                       *

Paul C. Roberts(2)                          0                       *

Marion N. Ruth(2)                           0                       *

Nancy-Beth Sheerr(2)                        0                       *

Named executive officers,
directors and nominees as
a group (11 persons)                     29,135                    3.1%

------------------------------------------

*  Less than 1%

(1) Dr. Wood, Mr. Bradford and Mr. Wilson are the current Directors of the Company. Dr. Wood is also a named executive officer of the Company.

(2) Mrs. Buttner, Mr. Chandler, Ms. Newton, Mr. Oakley, Mr. Porter, Mr. Roberts, Mrs. Ruth and Ms. Sheerr are nominees for Director of the Company.

                      Ownership of Principal Shareholders
                      -----------------------------------

     The following table sets forth certain information regarding the beneficial ownership of shares of the Fund by each person or entity known by the Fund to own beneficially more than 5% of the Fund as of December 31, 2002:

Name and Address                    Number of Shares
Of Beneficial Owner                Beneficially Owned      Percentage Ownership
-------------------                ------------------      --------------------

Mr. & Mrs. I.D. Bufkin                  135,775                   14.5%
P.O. Box  630
Brenham, TX  77834-0630

Mr. & Mrs. C.W. Nance                   115,551                   12.3%
214 North Bay EB
Bullard, TX 75757

Mr. & Mrs. Donald S. Taylor             74,142                     7.9%
3803 Pleasant Valley Drive
Missouri City, TX  77459

Mr. & Mrs. Stephen D. Chesebro          67,079                     7.2%
5405 Longmont
Houston, TX  77056

Mr. & Mrs. William J. Winkelman         71,397                     7.6%
7147 Brookshire Circle
Dallas, TX  75230

Dr. & Mrs. William E. Watson            48,297                     5.2%
#3 Bent Tree Court
Lufkin, TX  75901

Charles Schwab & Co.*                   898,376                   95.9%
101 Montgomery Street
San Francisco, CA  94104
------------------------------------------

* At December 31, 2002 Charles Schwab & Co. owned of record 898,376 shares of the Fund or 95.9% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. were owned of record only and included the shares held by all of the shareholders listed above.

                                 PROPOSAL NO. 1:

                                APPROVAL OF A NEW
                          INVESTMENT ADVISORY AGREEMENT

                                  Introduction
                                  ------------

     The Fund presently has an investment advisory agreement (the "Current Agreement") with Concorde, 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, (the "Current Adviser"), which does business under the name Concorde Investment Management. The Current Agreement is dated November 16, 1987 and was last submitted to a vote of shareholders on January 27, 1995. Prior to 1996, the Fund had annual meetings of shareholders and the shareholders of the Fund approved the continuation of the Agreement at each annual meeting. On October 9, 2002, the Current Adviser and Value Line (the "New Adviser") entered into an agreement pursuant to which they agreed, among other things, to use their best efforts to obtain approval by the Company's Board of Directors and the Fund's shareholders of a new investment advisory agreement for the Fund with the New Adviser (the "New Agreement"). Pursuant to the New Agreement, the New Adviser will assume all investment management and administrative services for the Fund, but will select one or more sub-advisers to make specific investments for the Fund. The Current Adviser and the New Adviser also agreed to use their best efforts to obtain approval by the Company's Board of Directors and the Fund's shareholders of the sub-advisory agreement described in Proposal No. 2. The New Agreement, substantially in the form attached hereto as Exhibit A, was approved by the Company's Board of Directors, including a majority of those Directors who were not "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 ) on December 30, 2002. Subject to shareholder approval of Proposal No. 1 and Proposal No. 2, the New Agreement will take effect on April 1, 2003.

     The New Agreement will provide the New Adviser with the flexibility to retain a sub-adviser. Under the New Agreement, the advisory services currently provided solely by the Current Adviser will be divided between the New Adviser and the sub-adviser, thereby enabling the sub-adviser to concentrate all of its efforts on the portfolio management for the Fund. The New Adviser's retention of a sub-adviser is subject to the approval of the Company's Board of Directors, including a majority of those Directors who are not "interested persons" of the Company and of the Fund's shareholders as required by the Investment Company Act of 1940.

     The proposed sub-adviser for the Fund is the Current Adviser (the "Sub-Adviser"). The Sub-Adviser is controlled by Gary B. Wood, Ph.D., presently President, Treasurer and a director of the Company and President of the Current Adviser. In approving the New Agreement and the sub-advisory agreement described in Proposal No. 2, the Board of Directors believed that it was in the best interests of the Fund to retain Dr. Wood, through the Sub-Adviser, as a portfolio manager for the Fund, and to retain the New Adviser to perform all investment management and administrative services for the Fund with the exception of portfolio management.

                      Description of the Current Agreement
                      ------------------------------------

     Under the Current Agreement, the Current Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. The Current Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary facilities, equipment and executive personnel for managing the Fund's investments. For the foregoing, the Current Adviser receives an annual fee, paid monthly, of 0.9% of the average daily net assets of the Fund. During the fiscal year ended September 30, 2002, the Fund paid the Current Adviser Advisory fees of $126,640. During the fiscal year ended September 30, 2002, the Fund paid brokerage commissions of $14,028 on transactions involving securities having a total market value of $4,956,102 to brokers who provided research services to the Current Adviser.

                        Description of the New Agreement
                        --------------------------------

     The following description of the New Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Agreement, the New Adviser will: (1) provide the Fund with office space, office furnishings, facilities, equipment and personnel necessary to manage the Fund's affairs, except for office space utilized by and personnel of the Sub-Adviser; (2) provide or oversee the provision of, subject to and in accordance with the investment objective and policies of the Fund, the Fund's Articles of Incorporation and By-Laws and any directions which the Board of Directors may issue to the New Adviser, all general management and investment of the assets and security portfolios of the Fund; (3) develop, implement and monitor investment programs; and (4) be authorized to select or hire the Sub-Adviser who, subject to the control and supervision of the Board of Directors and the New Adviser, will have full investment discretion for the Fund and make all the determinations with respect to the investment of the Fund's assets assigned to the Sub-Adviser and the purchase and sale of portfolio securities with those assets, and take such steps as may be necessary to implement its decision.

     For the foregoing, the New Adviser will be compensated at the same rates as the Current Adviser is compensated under the Current Agreement; i.e., the New Adviser will receive a monthly fee equal to 1/12 of 0.9% of the average daily net assets of the Fund.

     All of the assets of the Fund initially will be allocated to the Sub-Adviser (assuming Proposal No. 1 and Proposal No. 2 are approved by the shareholders). The New Adviser's retention of the Sub-Adviser is subject to the approval of the Company's Board of Directors, including a majority of those Directors who are not "interested persons" of the Company and of the Fund's shareholders as required by the Investment Company Act of 1940. The Sub-Adviser may be terminated only by the Fund, provided, that the Sub-Adviser will be immediately terminated if the New Adviser or any successor ceases to be the investment adviser to the Fund. The New Adviser will be responsible for the payment of all fees to the Sub-Adviser. The New Adviser and the Fund will enter into a separate sub-advisory contract with the Sub-Adviser, the provisions of which are discussed in Proposal No. 2.

     The New Agreement will continue in effect for an initial period beginning April 1, 2003 and ending March 31, 2005 and indefinitely thereafter, so long as its continuance is specifically approved at least annually by (1) the Board of Directors of the Company; and (2) the vote of a majority of the Directors of the Company who are not parties to the New Agreement or "interested persons" of the New Adviser cast in person at a meeting called for the purpose of voting on such approval. The New Agreement provides that it may be terminated at any time upon 60 days' written notice by either party. The New Agreement also provides that it shall be automatically terminated if it is assigned.

     The New Agreement provides that the New Adviser will not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith or gross negligence of its obligations or duties. The New Agreement also provides that the New Adviser and any affiliated person of the New Adviser may render investment supervisory or corporate administrative services to other investments companies, act as investment adviser or investment counselor to other persons, firms or corporations, and engage in other business activities.

                       Description of the Current Adviser
                       ----------------------------------

     The Current Adviser, 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, TX 75240, is a Texas corporation and a registered investment adviser. The Current Adviser is controlled by Dr. Wood. Dr. Wood is presently President, Treasurer and a director of the Company. Dr. Wood is also President of the Current Adviser. The Directors of the Current Adviser are Dr. Wood and Mr. John
A. Stetter.

                         Description of the New Adviser
                         ------------------------------

     The New Adviser is a New York corporation and a registered investment adviser. Arnold Berhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the New Adviser's common stock. Jean B. Buttner, Chairman, President and Chief Executive Office of the New Adviser, owns all of the voting stock of Arnold Bernhard & Co., Inc. The Directors of the New Adviser are Mrs. Buttner, Harold Bernard, Jr., Samuel Eisenstadt, Howard A. Brecher, David T. Henigson, Herbert Pardes, M.D. and Marion N. Ruth.

     The New Adviser acts as investment adviser to registered investment companies having investment objectives similar to the Fund. The names of these investment companies, their net assets as of September 30, 2002 and the rate of the New Adviser's compensation is set forth below:

                                                  Net Assets As of              Fees Paid (As Percentage
      Investment Company                         September 30, 2002           of Assets Under Management)
      ------------------                         ------------------           ---------------------------
Value Line Fund                                    $211,100,000              .70% of first $100 million;
                                                                                    .65% of excess

Value Line Income & Growth Fund                    $167,561,000              .70% of first $100 million;
                                                                                    .65% of excess

Value Line Special Situations Fund                 $234,656,000                          .75%

Value Line Leveraged Growth Fund                   $338,609,000                          .75%

Value Line Cash Fund                               $349,151,000                          .40%

Value Line U.S. Govt Fund                          $157,508,000                          .50%

Value Line Convertible Fund                         $46,202,000                          .75%

Value Line Tax Exempt Fund
     National Portfolio                            $160,458,000                          .50%
     Money Market Portfolio                         $10,223,000

Value Line New York Tax Exempt Fund                 $29,256,000                          .60%

Value Line Aggressive Income Fund                   $47,681,000              .75% of first $100 million;
                                                                                    .50% of excess


                                                  Net Assets As of              Fees Paid (As Percentage
      Investment Company                         September 30, 2002           of Assets Under Management)
      ------------------                         ------------------           ---------------------------
Value Line Centurion Fund                          $350,473,000                          .50%

Value Line Strategic Asset Fund                    $813,925,000                          .50%

Value Line Asset Allocation Fund                   $161,792,000                          .65%

Value Line Emerging Opportunities Fund              $81,049,000                          .75%

Value Line U.S. Multinational Fund                  $11,142,000                          .75%



                                  Vote Required
                                  -------------

     The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of Proposal No. 1. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of the Fund means the vote of the holders of the lesser of (1) 67% or more of its shares present at the Special Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (2) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Special Meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (1) above is applicable and has the same effect as a vote against the proposal if (2) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the proposal. If the shareholders of the Fund do not approve the New Agreement, the Current Agreement will remain in effect and shareholders will not be asked to vote on any other Proposals. The approval of the New Agreement is also conditioned upon the approval of Proposal No. 2. If the shareholders approve the New Agreement but do not approve Proposal No. 2, the New Agreement will not take effect and the Current Agreement will remain in effect.

                                 Recommendation
                                 --------------

     The Company's Board of Directors has unanimously approved this Proposal and has determined that this Proposal is in the best interests of the Fund. In doing so, it considered the following factors, among others:

o The fees paid by the Fund under the New Agreement are the same as under the Current Agreement and are comparable to fees paid to similarly sized mutual funds utilizing the same investment strategy.

o The services to be performed by the New Adviser under the New Agreement either directly or by the Sub-Adviser are substantially the same as the services performed by the Current Adviser under the Current Agreement.

o The fact that the Fund will be able to retain both the New Adviser as investment adviser to the Fund and Dr. Wood and Mr. Stetter, through the Sub-Adviser, as portfolio managers of the Fund if this Proposal and Proposal No. 2 are approved by the shareholders.

o    The past investment performance of the Fund.

o The expense ratio of the Fund and those of similarly sized mutual funds utilizing the same investment strategy.

     Accordingly, the Board of Directors recommends a vote "for" Proposal No. 1.

                                 PROPOSAL NO. 2:

                      APPROVAL OF A SUB-ADVISORY AGREEMENT

                                  Introduction
                                  ------------

     The New Adviser and the Fund have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with the Current Adviser pursuant to which the Current Adviser will serve as the Sub-Adviser of the Fund. The Sub-Advisory Agreement was approved, substantially in the form attached hereto as Exhibit B, by the Board of Directors of the Company, including a majority of those Directors who were not "interested persons" of the Fund on December 30, 2002. Subject to shareholder approval of Proposal No. 1 and Proposal No. 2, the Sub-Advisory Agreement will take effect on April 1, 2003.

     The Company's Board of Directors believes that it is in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreement because of the experience and skill of Dr. Wood, the President of the Sub-Adviser, and Mr. Stetter, a portfolio manager of the Sub-Adviser, in selecting portfolio investments of the type appropriate for the Fund.

                    Description of the Sub-Advisory Agreement
                    -----------------------------------------

     The following description of the Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B.

     Under the Sub-Advisory Agreement, the Sub-Adviser will be responsible for selecting portfolio securities for investment by the Fund, purchasing and selling securities for the Fund and, upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions in accordance with the terms of the Sub-Advisory Agreement and such operational procedures as may be agreed to from time to time by the Sub-Adviser and the Fund or the New Adviser.

     For its services to the Fund, the New Adviser, not the Fund, will pay the Sub-Adviser a monthly fee, provided that the New Adviser is paid advisory fees by the Fund, at an annual rate as follows:

o    0.9% of the Fund's net assets as of March 31, 2003;

o    Nothing on the next $15 million of the average aggregate net assets; and

o 0.45% of the assets in excess thereof less certain fees paid to mutual fund marketing intermediaries.

     The fee will be pro-rated for any month during which the Sub-Advisory Agreement is in effect only for a portion of the month.

     No performance or incentive fees will be paid to the Sub-Adviser. If the Sub-Advisory Agreement had been in effect throughout the fiscal year ended September 30, 2002 the Current Adviser would have paid the Sub-Adviser $126,640, or all of the investment advisory fees that it received from the Fund.

     The Sub-Advisory Agreement will continue in effect for an initial period beginning April 1, 2003 and ending March 31, 2004 and indefinitely thereafter, so long as its continuance is specifically approved at least annually by (1) the Board of Directors of the Company and (2) the vote of a majority of the Directors of the Company who are not parties to the Sub-Advisory Agreement or "interested persons" of the Sub-Adviser cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time by the Fund or the Sub-Adviser, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise, upon giving 60 days' written notice to the other, and will be immediately terminated if the New Adviser or its successors cease to be the investment adviser to the Fund. The Sub-Advisory Agreement will automatically terminate if it is assigned.

     The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Sub-Advisory Agreement also provides that the Sub-Adviser and one or more of its affiliates and any of its or their officers, Directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                         Description of the Sub-Adviser
                         ------------------------------

     The Current Adviser is the proposed initial Sub-Adviser for the Fund. Dr. Wood and Mr. Stetter will serve as co-portfolio managers of the Fund. Dr. Wood has served as President of the Fund since 1987. He has been President of the Current Adviser since 1981. Dr. Wood has over twenty years of investment management and financial industry experience.

     Mr. Stetter has served as a portfolio manager for the Current Adviser since 1994. Mr. Stetter has over twenty years of investment management and financial industry experience.

                                  Required Vote
                                  -------------

     The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of Proposal No. 2. Under the Investment Company Act of 1940, the vote of the holders of a

"majority" of the outstanding shares of the Fund means the vote of the holders of the lesser of (1) 67% or more of its shares present at the Special Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (2) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the Sub-Advisory Agreement but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Special Meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (1) above is applicable and has the same effect as a vote against the Sub-Advisory Agreement if (2) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the Sub-Advisory Agreement. If the shareholders of the Fund do not approve the Sub-Advisory Agreement, the Current Adviser will continue to perform the services contemplated to be performed by the Sub-Adviser under the Sub-Advisory Agreement, except it will perform those services pursuant to the Current Agreement.

                                 Recommendation
                                 --------------

     The Company's Board of Directors has unanimously approved this Proposal and has determined that this Proposal is in the best interests of the Fund. In doing so, it considered the following factors, among others:

o The fees to be paid under the Sub-Advisory Agreement will be paid by the New Adviser, not the Fund.

o The fact that the Fund will be able to retain Dr. Wood and Mr. Stetter, through the Sub-Adviser, as portfolio managers for the Fund.

o    The past investment performance of the Fund.

   Accordingly, the Board of Directors recommends a vote "for" Proposal No. 2.

                                 PROPOSAL NO. 3:

         ELECTION OF EIGHT DIRECTORS TO THE COMPANY'S BOARD OF DIRECTORS

                                Director Nominees
                                -----------------

     At the Special Meeting, eight Directors will be elected to hold office until their respective successors are chosen and qualified. The Company's Board of Directors has nominated eight people for election. As proxies, Dr. Wood and Mr. Stetter intend to vote for the election of all of the Board of Directors' nominees. They will also vote proxies for another person that the Board of Directors may recommend in place of a nominee if that nominee becomes unable to serve as a director before the Special Meeting.

     None of the nominees are members of the present Board of Directors. Each nominee has consented to being named as a nominee and to serve if elected. Certain important information regarding each of the nominees, Officers and persons chosen to become an officer (including their principal occupations for at least the last five years) is as follows:

                                                                                     Number of
                                                                                     Portfolios
                                                                                      in Fund
                                                                                      Complex
                                                                                     Overseen by          Other
                                          Term of                                    Director or    Directorships Held
                                         Office and                                    Nominee        by Director or
  Name, Address       Position(s) Held   Length of      Principal Occupation(s)          for           Nominee for
     and Age             with Fund        Service         During Past 5 Years         Director(1)        Director
  -------------          ---------        -------         -------------------         -----------        --------

Interested Directors*

Jean B. Buttner         Nominee for        Until        Chairman, President and           17           New Adviser
220 East 42nd Street    Chairman of the    successor    Chief Executive Officer of
New York, NY   10017    Board of           is elected   the New Adviser and Value
Age 68                  Directors          and          Line Publishing, Inc.
                                           qualified    Chairman and President of
                                                        each of the 15 Value Line
                                                        Funds and Value Line
                                                        Securities, Inc.

Marion N. Ruth          Nominee for        Until        President of Ruth Realty, a       17           New Adviser
5 Outrider Road         Director           successor    real estate brokerage firm.
Rolling Hills, CA                          is elected
90274                                      and
Age 68                                     qualified

Independent Directors**

John W. Chandler        Nominee for        Until        Consultant for Academic           17           None
1611 Cold Spring Rd.    Director           successor    Search Consultation Service,
Williamstown, MA                           is elected   Inc.  He is also Trustee
01267                                      and          Emeritus of Duke University
Age 79                                     qualified    and President Emeritus of
                                                        Williams College.

Frances T. Newton       Nominee for        Until        Customer Support  Analyst         17           None
4921 Buckingham Drive   Director           successor    for Duke Power Company.
Charlotte, NC  28209                       is elected
Age 61                                     and
                                           qualified

Francis C. Oakley       Nominee for        Until        Professor of History,             17           Berkshire Life
54 Scott Hill Road      Director           successor    Williams College; President                    Insurance Company
Williamstown, MA                           elected      Emeritus of Williams College.
01267                                      and
Age 71                                     qualified

                                                                                     Number of
                                                                                     Portfolios
                                                                                      in Fund
                                                                                      Complex
                                                                                     Overseen by          Other
                                          Term of                                    Director or    Directorships Held
                                         Office and                                    Nominee        by Director or
  Name, Address       Position(s) Held   Length of      Principal Occupation(s)          for           Nominee for
     and Age             with Fund        Service         During Past 5 Years         Director(1)        Director
  -------------          ---------        -------         -------------------         -----------        --------
David H. Porter         Nominee for        Until        Visiting Professor of             17           None
5 Birch Run Drive       Director           successor    Classics for Williams
Saratoga Springs, NY                       elected      College since 1999.  He has
12866                                      and          been President Emeritus of
Age 67                                     qualified    Skidmore College since 1999
                                                        and was President from 1987
                                                        through 1998.

Paul C. Roberts         Nominee for        Until        Chairman, Institute for           17           A. Schulman Inc.
169 Pompano Street      Director           successor    Political Economy.                             (plastics)
Panama City Beach,                         elected
FL  32413                                  and
Age 63                                     qualified

Nancy-Beth Sheerr       Nominee for        Until        Senior Financial Adviser for      17           None
1409 Beaumont Drive     Director           successor    Hawthorne since 2001.  She
Gladwyne, PA   19035                       elected      was Chairman of Radcliffe
Age 54                                     and          College Board of Trustees
                                           qualified    from 1990 through 1999.
Officers

Gary B. Wood            President and      One year     President, Secretary and         N.A.            N.A.
1500 Three Lincoln      Treasurer;         term         Treasurer of the Current
Centre                  Selected for                    Adviser and Concorde Capital
5430 LBJ Freeway        President only     President    Corporation, an investment
Dallas, TX  75240                          since 1987   advisory firm affiliated
Age 53                                                  with the Current Adviser.
                                                        Dr. Wood has been an officer
                                                        of OmniMed Corporation, a
                                                        medical equipment business,
                                                        and its predecessor Uro-Tech
                                                        Management Corporation since
                                                        June 1983, serving most
                                                        recently as Chairman of the
                                                        Board. Dr. Wood has been
                                                        Chairman of the Board of
                                                        International Hospital
                                                        Corporation, a hospital
                                                        investment and management
                                                        company, since 1991.

                                                                                     Number of
                                                                                     Portfolios
                                                                                      in Fund
                                                                                      Complex
                                                                                     Overseen by          Other
                                          Term of                                    Director or    Directorships Held
                                         Office and                                    Nominee        by Director or
  Name, Address       Position(s) Held   Length of      Principal Occupation(s)          for           Nominee for
     and Age             with Fund        Service         During Past 5 Years         Director(1)        Director
  -------------          ---------        -------         -------------------         -----------        --------
Philip Orlando          Selected for       One year     Mr. Orlando has been the         N.A.            N.A.
220 East 42nd Street    Vice President     term         Chief Investment Officer of
New York, NY   10017                                    the New Adviser for more
Age 44                                                  than five years.

David T. Henigson       Selected for       One year     Vice President and               N.A.            N.A.
220 East 42nd Street    Vice President,    term         Compliance Officer of the
New York, NY   10017    Secretary and                   New Adviser; Vice President
Age 44                  Treasurer                       of Value Line Securities,
                                                        Inc.; Vice President,
                                                        Secretary and Treasurer of
                                                        each of the Value Line Funds.

John A. Stetter(2)      Secretary          One year     Portfolio Manager for the        N.A.            N.A.
1500 Three Lincoln                         term         Current Adviser since 1994.
Center
5430 LBJ Freeway                           Secretary
Dallas, TX  75240                          since 1998
Age 47
---------------------

(1) If Proposal No. 1 and Proposal No. 2 are approved by the Fund's shareholders, the Fund will become part of the Value Line Funds (currently consisting of 16 portfolios) and, if elected, each nominee will oversee a total of 17 portfolios, including the Fund.

(2) Mr. Stetter is currently the Secretary of the Company. If the nominees are elected, Mr. Stetter will cease to be Secretary and will no longer serve as an officer of the Company following the Special Meeting. If the nominees are not elected, Mr. Stetter will continue to serve as an officer of the Company.

* Mrs. Buttner is an "interested" director, as defined in the Investment Company
Act of 1940, by virtue of her positions with the New Adviser and her indirect ownership of a controlling interest in the New Adviser. Mrs. Ruth is an "interested" director by virtue of being a director of the New Adviser.

** "Independent" directors are directors who are not deemed to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.


     The following table sets forth the dollar range of equity securities beneficially owned by each nominee in the Fund as of December 31, 2002:

                                                        Aggregate Dollar Range of Equity
                                                       Securities in All Funds Overseen or
                            Dollar Range of Equity    to be Overseen by Director or Nominee
           Name             Securities in the Fund     in Family of Investment Companies(1)
           ----             ----------------------     ------------------------------------

Interested Directors
   Jean B. Buttner                   $0                          Over $100,000

    Marion N. Ruth                   $0                          Over $100,000

Independent Directors

   John W. Chandler                  $0                          $10,001 - $50,000

   Frances T. Newton                 $0                          $10,001 - $50,000

   Francis C. Oakley                 $0                          $10,001 - $50,000

    David H. Porter                  $0                          $10,001 - $50,000

    Paul C. Roberts                  $0                          Over $100,000

   Nancy-Beth Sheerr                 $0                          $10,001 - $50,000

---------------------

(1) If Proposal No. 1 and Proposal No. 2 are approved by the Fund's shareholders, the Fund will become part of the Value Line Funds (currently consisting of 16 portfolios) and, if elected, each nominee will oversee a total of 17 portfolios, including the Fund.


                                  Compensation
                                  ------------

     The Fund only compensates Directors who are not "interested" Directors of the Fund. For the fiscal year ended September 30, 2002, the Fund's standard method of compensating Directors was to pay each disinterested director for expenses incurred in connection with attendance at meetings of the Board of Directors.

     The table below sets forth the compensation paid by the Fund to each of the Directors during the fiscal year ended September 30, 2002:

                                                                                                 Total
                                                    Pension or                                Compensation
                                                    Retirement                               from the Fund
                             Aggregate            Benefits Accrued      Estimated Annual        and Fund
                            Compensation           as Part of            Benefits Upon        Complex Paid
 Name of Person            from the Fund       the Fund's Expenses        Retirement           to Trustee
 --------------            --------------      -------------------        ----------           ----------
John R. Bradford                 $0                     $0                    $0                   $0

John M. Wilson                   $0                     $0                    $0                   $0

Gary B. Wood Ph.D.               $0                     $0                    $0                   $0

                          Board Meetings and Committees
                          -----------------------------

     The Board of Directors met four times during the fiscal year ended September 30, 2002. All of the Directors attended each of the four meetings. The Fund's Board of Directors does not have any standing committees.

                         Independent Public Accountants
                         ------------------------------

     For the fiscal year ending September 30, 2003, the Board of Directors (including a majority of the Directors who are not "interested persons" of the Company) selected PricewaterhouseCoopers LLP, the independent public accountants who serve as independent public accountants to the Value Line Funds, to serve as the independent public accountants for the Fund. For the fiscal year ended September 30, 2002, Brad A. Kinder, CPA served as the independent public accountant for the Fund, and for the fiscal year ended September 30, 2001 McGladrey & Pullen, LLP served as the independent public accountants for the Fund. McGladrey & Pullen, LLP resigned as independent public accountants for the Fund following the completion of the September 30, 2001 audit.

     Neither the report on the Fund's financial statements of Brad A. Kinder, CPA nor the report of McGladrey & Pullen, LLP contained an adverse opinion or disclaimer of opinion or were qualified or modified as to audit scope or accounting principle. The Fund had no disagreements with Brad A. Kinder, CPA or McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure not resolved to their satisfaction. Prior to their engagement by the Fund, the Fund did not consult with Brad A. Kinder, CPA or PricewaterhouseCoopers LLP on the application of accounting principles or the type of audit opinion that might be rendered.

     PricewaterhouseCoopers LLP has advised the Fund's Board of Directors that it has no direct financial interest or material indirect financial interest in the Fund.

     Neither a representative of PricewaterhouseCoopers LLP nor Mr. Kinder is expected to be present at the Special Meeting.

                                      Fees
                                      ----

     In connection with the fiscal year ended September 30, 2002, Mr. Kinder also provided various audit and non-audit services to the Company and billed the Company for these services as follows:

     Audit Fees. Aggregate fees billed to the Company by Mr. Kinder for professional services rendered for the audit of the Fund's financial statements for the fiscal year ended September 30, 2002 totaled $14,000.

     Financial Information Systems Design and Implementation Fees. Mr. Kinder did not render any services respecting financial information systems design and implementation during the fiscal year ended September 30, 2002 to the Company, the Current Adviser or any entity controlling, controlled by, or under common control with the Current Adviser that provides services to the Company.

     All Other Fees. Aggregate fees billed to the Company by Mr. Kinder for non-audit services rendered for the fiscal year ended September 30, 2002 to the Company, the Current Adviser or any entity controlling, controlled by, or under common control with the Advisor that provides services to the Company, including tax related services, totaled $2,250.

     The Board of Directors has considered whether the provision of the non-audit services related to sections 2 and 3 above is compatible with maintaining the independence of Mr. Kinder and has determined that such services have not adversely affected his independence.

                                  Required Vote
                                  -------------

     Under Texas law, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders of the Fund will be elected as Directors. Any shares which do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of Directors. If Proposal No. 1 and/or Proposal No. 2 are not approved by the Fund's shareholders, then no election of Directors will be held as described in Proposal No. 3.

                                 Recommendation
                                 --------------

     The Company's Board of Directors recommends a vote "for" all the nominees.

                                 PROPOSAL NO. 4

                   APPROVAL OF A SERVICE AND DISTRIBUTION PLAN

     On December 30, 2002, the Company's Board of Directors, including those Directors who are not interested persons of the Company and who have no direct or indirect interest in the Plan or any related agreements (the "Rule 12b-1 Directors"), adopted a Service and Distribution Plan for the Fund, which was drafted pursuant to Section 12(b) of the

Investment Company Act of 1940 and Rule 12b-1 thereunder (the "Plan"). There is currently no distribution plan for shares of the Fund. The Plan would supplement other arrangements under which shareholder services are currently rendered to shareholders of the Fund.

                             Description of the Plan
                             -----------------------

     The Plan permits the Fund (assuming its shareholders approve the Plan) to use its assets to finance the distribution of its shares. The Plan is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund's average daily net assets. The Distributor is a wholly-owned subsidiary of the New Adviser. The Distributor also serves as Distributor to the other Value Line Funds. Mrs. Buttner is Chairman and President of the Distributor. The distribution fee also may be used by the Distributor to make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The Plan also provides that the New Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. Payments under the Plan are not tied exclusively to the expenses for distribution-related and/or service-related activities actually incurred by the Distributor, so that such payments may exceed expenses actually incurred by the Distributor (i.e. the Plan is a "compensation plan").

     The Plan contains a number of safeguards that are intended to insure that payments pursuant to the Plan accomplish the objectives of the Plan. The Plan and all agreements with any person relating to implementation of the Plan must be approved by the vote of a majority of the 12b-1 Directors at an in-person meeting. Further, all such agreements must be in writing and must provide (a) that such agreement may be terminated at any time, without payment of penalty, by the 12b-1 Directors and (b) that such agreement shall terminate automatically in the event of its assignment. Assuming their election at the meeting, Mr. Chandler, Ms. Newton, Mr. Oakley, Mr. Porter, Mr. Roberts and Ms. Sheerr will be the 12b-1 Directors.

     The Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts the Distributor receives under the Plan. Any person authorized to direct the disposition of monies paid or payable pursuant to the Plan will provide to the Directors on a quarterly basis, and the Directors will review on a quarterly basis, a written report of amounts expended pursuant to the Plan and the purpose of the expenditures. The Plan further provides that it may be terminated by a vote of the majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Fund. A majority of the Directors as well as a majority of the 12b-1 Directors must approve the continuation of the Plan annually. Otherwise, the Plan will terminate automatically. So long as the Plan continues in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the 12b-1 Directors . The Plan may not be amended to increase materially the permitted amount of payments without the approval of a majority of the outstanding voting securities of the Fund. Any material amendments to the Plan must be approved by a majority of the Directors as well as a majority of the 12b-1 Directors.

                  Factors Considered by the Board of Directors
                  --------------------------------------------

     In voting to approve the Plan and submitting it to the shareholders of the Fund for their approval, the Directors, including the 12b-1 Directors, considered a number of factors. Prior to approving the Plan, the Company's Board of Directors had the opportunity to review a draft of the Plan.

     Initially, the Directors considered the nature and circumstances that made implementation of the Plan necessary and appropriate. The Directors reviewed the performance of the Fund and its growth in net assets. The Directors noted that the Fund's assets had grown slowly. The Directors noted that a faster growth in net assets might enable the Fund to offer the following benefits to its shareholders:

o lower per share transaction costs that would result if the Sub-Adviser was able to effect large transactions;

o lowering the Fund's expense ratio with respect to its expenses which would be spread over a larger base;

o    increased communications with shareholders and prospective shareholders;

o increased flexibility of the Fund in pursuing its investment objectives in that it may be able to establish meaningful positions in the various stocks in which the Sub-Adviser would like to invest without reducing currently held positions; and

o    the effect of the Plan on existing shareholders.

     The Directors then considered the causes of the slow growth in net assets of the Fund. The Company's officers then informed the Directors that no-load mutual funds are frequently sold through the efforts of third parties such as brokerage firms, banks, investment advisers, consultants and others. No-load mutual funds have increasingly employed distribution plans to compensate these third parties. Since the Fund has not had a distribution plan, it has been at a competitive disadvantage in attracting the interest of third parties to promote the Fund. The Company's officers also informed the Directors that advertising in financial publications continues to be a means employed by no-load mutual funds to promote the sale of their shares and that a source of funds for such advertising is payment made pursuant to distribution plans. This funding source has heretofore not been available to the Fund and the Current Adviser has not had the resources to commit to an advertising program in financial publications.

     The Directors then considered whether the Plan would address the problems mentioned above and alleviate them. The Distributor informed the Directors that if the Plan were approved, then it would undertake on behalf of the Fund, marketing efforts similar to those undertaken by other no-load mutual funds. In particular the Distributor indicated that it would undertake to identify shareholder organizations that would distribute shares of the Fund and undertake an advertising program in financial publications. In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the Investment Company Act of 1940, that the Plan is reasonably likely to benefit the Fund and its shareholders.

     Although the Board of Directors concluded that the Plan is reasonably likely to benefit the Fund and its shareholders, it also considered possible alternatives. The Directors considered the possibility of the Fund imposing a front-end sales load and retaining a brokerage firm to serve as principal underwriter for them. The Directors concluded that adoption of the Plan would be more likely to result in increased sales than converting the Fund to a load fund.

     The Board of Directors recognized that both the New Adviser and the Sub-Adviser would benefit from increased management fees as a result of growth in the Funds' assets. The Board concluded that such benefits would not be disproportionate to the above-described anticipated benefits to the Fund and its shareholders because the New Adviser and the Sub-Adviser would have increased portfolio management responsibilities as a result of the growth of the assets of the Fund. The Board determined that payment by the Fund of investment advisory fees to the New Adviser does not constitute indirect financing of distribution of the Fund because the advisory fees paid by the Fund were not out of line with the investment advisory fees paid by comparable funds.

     In addition to considering the potential benefits of the Plan to the Fund and its shareholders, the Board also considered the impact of the Plan on the expenses of the Fund.

                   Impact of the Plan on Expenses on the Fund
                   ------------------------------------------

     In addition to considering the potential benefits of the Plan to the Fund and its shareholders, the Board also considered the impact of the Plan on the expenses of the Fund. The following table shows the actual operating expenses expressed as a percentage of average net assets incurred by the Fund during the fiscal year ended September 30, 2002 and the expenses expressed as a percentage of average net assets that would have been incurred had the Plan been in effect for such period:

                                                        ACTUAL         PRO FORMA
                                                        ------         ---------
     Management Fees                                     0.90%           0.90%

     Distribution (12b-1) and/or Service Fees            0.00%           0.25%

     Other Operating Expenses                            0.54%           0.54%

     Total Annual Fund Operating Expenses                1.44%           1.69%
                                                         =====           =====

                                     Example
                                     -------

     The following example illustrates the expenses on a $10,000 investment in the Fund both without the Plan and with the Plan. The example assumes that you invest for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes (a) a 5% annual return and (b) that the operating expenses remain the same. The expenses shown below are the total fees paid throughout the time period - not expenses you pay every year. For example, the figures under "10 Years" are not annual expenses, but the total cumulative expenses a shareholder would pay for the entire ten-year period.

                                      1 Year     3 Years    5 Years     10 Years

  Based on the Actual Expenses         $146        $455       $787       $1,727
  Based on the Pro Forma Expenses      $172        $532       $918       $2,000

     The purpose of the above example and table is to assist you in understanding how the various costs and expenses of the Fund will change as a result of the adoption of the Plan. The example should not be considered a representation of past or future expenses. The Fund's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown above.

                                  Vote Required
                                  -------------

     The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of a Fund is required for the approval of the Plan by such Fund. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of each of the Funds are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the proposal. If the Plan is approved by the Fund, the Plan will take effect with respect to each Fund on the first business day of the month following the month in which shareholder approval is received. If Proposal No. 1 and/or Proposal No. 2 are not approved by the Fund's shareholders, then Proposal No. 4 will not be presented at the Special Meeting.

                                 Recommendation
                                 --------------

The Board recommends a vote "for" Proposal No. 4.

                                 PROPOSAL NO. 5

         APPROVAL OF A CHANGE IN THE FUND'S STATE OF INCORPORATION FROM
           TEXAS TO MARYLAND PURSUANT TO THE REORGANIZATION AGREEMENT

                                  Introduction
                                  ------------

     On December 30, 2002, the Company's Board of Directors unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement"), a copy of which is attached as Exhibit C to this Proxy Statement, pursuant to which the Fund will change its domicile from Texas to Maryland (the "Reincorporation"). The primary reason for the proposed Reincorporation is to domicile the Fund in a state that has well developed statutory and case law applicable to investment companies. In addition, the proposed Reincorporation will facilitate the Fund's assimilation into the Value Line Funds, all of which are incorporated under the laws of Maryland.

     The Reincorporation would result in a change in the Fund's name and location of its principal executive office. Upon completion of the Reincorporation, assuming shareholder approval, the Fund's name will be Value Line Value Fund, Inc. and its principal executive office will be located at 11 East Chase Street, Baltimore, Maryland, 21202. Additionally, the Fund would have new articles of incorporation and by-laws, which would differ from its current articles of incorporation and by-laws in certain ways. The relevant material differences are described below. The Reincorporation would not result in a change in the Fund's business, management, Directors, capitalization, assets, liabilities or net asset value (other than due to the costs of the Reincorporation).

     In the event this Proposal is not approved by the Fund's shareholders, the Fund would continue to operate as a Texas corporation, subject to its existing articles of incorporation and by-laws.

     If the Fund's shareholders approve the Reorganization Agreement, (i) all of the Fund's assets and liabilities will be transferred to Value Line Value Fund, Inc. and Value Line Value Fund, Inc. will succeed, to the fullest extent permitted by law, to all of the business, assets and liabilities of the Fund,
(ii) Value Line Value Fund, Inc. will issue to the Fund one share of its Common Stock for each outstanding share of the Fund, (iii) all of the shares of Value Line Value Fund, Inc.'s Common Stock issued to the Fund will be distributed to the Fund's shareholders in connection with the liquidation of the Fund and (iv) the Fund's shareholders will become shareholders of Value Line Value Fund, Inc. (the "Reorganization"). Value Line Value Fund, Inc. presently a shell corporation, was incorporated in the State of Maryland on December 6, 2002. Value Line Value Fund, Inc. has 50,000,000 authorized shares of Common Stock, par value of $.01 per share. If the Reorganization Agreement is approved by the Fund's shareholders, it is anticipated that the Reorganization will become effective on April 1, 2003.

     Following the Reorganization, the Fund will be a Maryland corporation and the rights of its shareholders, Directors and officers will be governed by Maryland law and by Value Line Value Fund's Articles of Incorporation (the "Maryland Articles") and By-Laws (the "Maryland By-Laws"), rather than by Texas law and the Fund's existing Articles of

Incorporation, as amended, and By-Laws (the "Texas Articles" and the "Texas By-Laws," respectively).

     A discussion of the relevant material differences between (i) Texas law, the Texas Articles and the Texas By-Laws, and (ii) Maryland law, the Maryland Articles and the Maryland By-Laws, appears below.

           Amendment of Articles of Incorporation, Merger, Liquidation
           -----------------------------------------------------------

     Both Texas and Maryland law require the Board of Directors to approve any amendment to a corporation's Articles of Incorporation, as well as approve a merger or liquidation of the corporation. The laws of both states provide that the affirmative vote of two-thirds of all votes entitled to be cast on the matter is required to approve any such proposal. Maryland law permits the Articles of Incorporation to specify a different vote to approve any such proposal and the Maryland Articles specify the affirmative vote of a majority of all votes entitled to be cast on the matter is required for approval.

                              Redemption of Shares
                              --------------------

     The Maryland Articles permit the Fund to redeem shares if the value of the account of the shareholder is $500 or less and the shareholder has failed (after having been given sixty days' written notice) to make additional purchases of shares in an amount to bring the value of the account to more than $500. The Texas Articles contain no similar provision.

                        Rights of Dissenting Shareholders
                        ---------------------------------

     Texas law provides that the Fund's shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided they comply with the requirements of Texas law. Notwithstanding the provisions of Texas law, the staff of the Securities and Exchange Commission has taken the position that the use of state appraisal procedures by an investment company would be in violation of the forward pricing rule (Rule 22c-1) of the Investment Company Act of 1940. The forward pricing rule states that no investment company may redeem its shares other than at the net asset value next computed after a receipt of a request for redemption. The Securities and Exchange Commission staff has taken the position that Rule 22c-1 supersedes the appraisal provisions of state statutes. In the interests of ensuring equal valuation for all shareholders, the Fund will adhere to the Securities and Exchange Commission staff's position that the right of appraisal under state law is superseded by the forward pricing rule (Rule 22c-1) of the Investment Company Act of 1940. Fund shareholders, however, have the right to redeem from the Fund their shares at net asset value until 3:00 p.m. (local time) on the day before the Reorganization becomes effective. Shareholders whose redemption requests are received after 3:00 p.m. (local time) on the day before the Reorganization becomes effective will have their redemption requests executed on the next business day, and as a result their shares will be reorganized into the Value Line Value Fund and then redeemed out of the Value Line Value Fund at net asset value. Thereafter, shareholders may redeem from Value Line Value Fund the shares acquired by them in the Reorganization at net asset value subject to the forward pricing requirements of Rule 22c-1 of the Investment Company Act of 1940. If any Fund shareholder elects to exercise dissenters' rights under Texas law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding. Maryland law generally does not permit shareholders of open end investment companies such as the Fund to assert dissenters' rights.

             Federal Income Tax Consequences of the Reincorporation
             ------------------------------------------------------

     The following is a general discussion of certain federal income tax consequences of the Reorganization to the Fund's shareholders. Shareholders are urged to consult their own tax advisors to determine the effect, if any, that state, local or foreign tax laws may have on them.

     The Reorganization will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by the Fund's shareholders as a result of the Reorganization, no gain or loss will be recognized by the Fund or Value Line Value Fund, Inc. as a result of the Reorganization, and Value Line Value Fund, Inc. will succeed, without adjustment, to the tax attributes of the Fund. Each shareholder will have the same basis in the shares of Value Line Value Fund, Inc. Common Stock received in the Reorganization as in the shares of the Fund's Common Stock held immediately prior to the time the Reorganization becomes effective. Each shareholder's holding period in the shares of the Value Line Value Fund, Inc. Common Stock will include the period during which the corresponding shares of the Fund's Common Stock were held by such shareholder; provided, however, that such corresponding shares were held as a capital asset at the time of effectiveness of the Reorganization.

                                  Required Vote
                                  -------------

     Approval of the Reorganization Agreement will require the affirmative vote of the holders of two-thirds of the outstanding shares of the Fund entitled to vote at the Special Meeting. For this purpose, abstentions and broker non-votes will have the effect of a vote against the approval of the Reorganization Agreement. If Proposal No. 5 is not approved by the Fund's shareholders, the Fund will continue to operate as a Texas corporation. The approval of Proposal No. 5 is also conditioned upon the approval of Proposal No. 1 and Proposal No.
2. If the shareholders do not approve Proposal No. 1 and/or Proposal No. 2, then Proposal No. 5 will not be presented at the Special Meeting.

                                 Recommendation
                                 --------------

The Board recommends a vote "for" Proposal No. 5.

                        RECEIPT OF SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Company's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Company of any such proposal. Since the Company does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Company within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Company receives a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

     If you would like to receive a copy of the Fund's latest annual report, please write to Concorde Funds, Inc. at 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, Attention: Corporate Secretary, or call U.S. Bancorp Mutual Fund Services, LLC at 1-800-922-0224. The Company will furnish these copies free of charge.

                               Concorde FUNDS, INC.


                               Gary B. Wood, Ph.D.
                               President
Dallas, Texas
January    , 2003

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                             OF CONCORDE FUNDS, INC.


                               Concorde Value Fund


     The undersigned constitutes and appoints Gary B. Wood, Ph.D. and John A. Stetter, and each of them singly, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of shareholders of Concorde Funds, Inc. to be held at Concorde Financial Corporation, 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, on Friday, March 14, 2003, at 3:00 p.m., local time, and at any adjournments or postponements thereof, all shares of stock of the Concorde Value Fund (the "Fund") which the undersigned is entitled to vote as follows:

     1. To approve a proposed new investment advisory agreement.

     |_|      For              |_|      Against           |_|      Abstain

     2. To approve a proposed sub-advisory agreement.

     |_|      For              |_|      Against           |_|      Abstain

     3. To elect eight Directors to the Board of Directors.

     For all nominees listed below (except as marked to the contrary)   |_|

     Withhold authority to vote for nominees listed below               |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Jean B. Buttner                John W. Chandler

     Frances T. Newton              Francis C. Oakley

     David H. Porter                Paul C. Roberts

     Marion N. Ruth                 Nancy-Beth Sheerr

     4. To approve a proposed service and distribution plan.

     |_|      For              |_|      Against           |_|      Abstain



     5. To approve a change in the Fund's state of incorporation from Texas to Maryland pursuant to an Agreement and Plan of Reorganization under which all of the Fund's assets and liabilities will be transferred to Value Line Value Fund, Inc., a Maryland corporation and presently a shell corporation, in exchange for shares of Value Line Value Fund, Inc., which shares will be distributed to the shareholders of the Fund in connection with the Fund's liquidation.

     |_|      For              |_|      Against           |_|      Abstain

     6. In their discretion upon such other business as may properly come before the meeting.


                    This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

                    The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.


                    Dated _____________ ___, 2003


                    Signed______________________________________________________

                    Signed______________________________________________________

This proxy is solicited on behalf of
the Board of Directors of Concorde Funds, Inc.

|_|  Please check here if you will be attending the meeting